EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the annual report of PC Universe, Inc. (the “Company”) on Form 10-K for the December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas M. Livia, Co-Principal Executive Officer and Principal Financial Officer and I, Gary Stern, Co-Principal Executive Officer, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: May 15, 2009

/s/ GARY STERN
Gary Stern
Co-Principal Executive Officer

/s/ THOMAS M. LIVIA
Thomas M. Livia
Co-Principal Executive Officer and Principal Financial Officer

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.